                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT  REPORTED)  SEPTEMBER 27, 1996
                                                  -----------------------------

                              AVANT! CORPORATION
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             (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE                     0-25864                       94-3133226
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      (STATE OR OTHER                (COMMISSION               (IRS EMPLOYER
JURISDICTION OF INCORPORATION        FILE NUMBER)           IDENTIFICATION NO.)


1208 EAST ARQUES, SUNNYVALE, CALIFORNIA                                   94086
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (408) 738-8881
                                                   ----------------------------


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                                                 Total pages: 6.
                                                        Exhibit Index on Page 4.
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ITEM 2.   ACQUISITION OR DISTRIBUTION OF ASSETS.

          On September 30, 1996, Avant! Corporation (the "Registrant") and Anagram, Inc. ("Anagram") announced the completion of the previously announced merger of the two companies. Shareholders of Anagram approved the merger with consents duly adopted and approved in accordance with the California Corporations' Code, respectively, on September 27, 1996.

          Upon the closing of the merger, Anagram became a wholly owned subsidiary of Avant! and each share of Anagram capital stock and each security of Anagram exercisable for Anagram capital stock was converted into the right to receive 0.502 shares of the Registrant's common stock, or an aggregate of approximately 2,414,000 shares of Avant! common stock, with all options to purchase shares of Anagram capital stock outstanding immediately prior to the Anagram Closing being assumed by Avant! and converted into options to purchase shares of Avant! common stock.

          The additional information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

(b)       PRO FORMA FINANCIAL INFORMATION.

          The Information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

(c)       EXHIBITS.

          Exhibit No.  Description
          -----------

          99.1 Press release dated September 30, 1996, announcing the consummation of the merger of Registrant and Anagram.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Avant! Corporation
                              ------------------
                              (Registrant)


Date:  October 11, 1996       By: /s/ John P. Huyett
                                  -----------------------------------------
                                  John P. Huyett, Vice President of Finance
                                  Chief Financial Officer and Principal
                                  Accounting Officer

                                       3
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                              AVANT! CORPORATION

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
                                                                     NUMBERED
EXHIBIT NO.                     DESCRIPTION                         PAGE NUMBER
-----------     --------------------------------------------       -------------
99.1            Press release dated September 30, 1996,
                announcing the consummation of the merger
                of Avant! Corporation and Anagram, Inc.
